Property, plant and equipment	12 Months Ended
Dec. 31, 2021
Property, plant and equipment [Abstract]
Property, plant and equipment
10. Property, plant and equipment

	Computer Equipment $’000	Office Equipment $’000	Medical Devices $’000	Total $’000
Cost
At January 1, 2021	—	—	—	—
Additions	57	8	39	104
Exchange difference	(2)	—	(1)	(3)
At December 31, 2021	55	8	38	101

Accumulated Depreciation
At January 1, 2021	—	—	—	—
Additions	10	1	9	20
Exchange difference	(1)	—	—	(1)
At December 31, 2021	9	1	9	19

Net Book Amount
At December 31, 2021	46	7	29	82

In 2021, the investments in property, plant & equipment relate to hardware due to the increased number of employees and the acquisition of medical devices relating to the Group’s technical development and clinical trials.

Depreciation expense of $15 thousand (2020: $nil, 2019: $nil) has been charged in research and development expenses and $4 thousand (2020: $nil, 2019: $nil) in general and administration expenses.